UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 28, 2006
BALLY TOTAL FITNESS HOLDING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-13997	36-3228107

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8700 West Bryn Mawr Avenue, Chicago, Illinois	60631

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (773) 380-3000
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
Script for Conference Call

BALLY TOTAL FITNESS HOLDING CORPORATION
FORM 8-K/A
Current Report
Item 8.01 Other Events
     On June 28, 2006, the Company held its conference call for investors and members of the financial community. Attached as Exhibit 99.1 is a script of the prepared remarks and a revised reconciliation table correcting errors in the exhibit included in the original Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
99.1	Script for June 28, 2006 Conference Call and revised reconciliation table.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BALLY TOTAL FITNESS HOLDING CORPORATION

Registrant

Dated: June 29, 2006	/s/ Marc D. Bassewitz

Marc D. Bassewitz
Senior Vice President, Secretary and General Counsel